                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       9/21/2006
---------------------------------------------------------------------------



                           CITIZENS FIRST CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)




 Kentucky                                333-67435                  61-0912615
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission               (IRS Employer
   of incorporation)                    File Number)         Identification No.)



                    1065 Ashley Street, Bowling Green, Kentucky         42103
-------------------------------------------------------------------------------
                       (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code       (270) 393-0700
-------------------------------------------------------------------------------

                                  Not Applicable
-----------------------------------------------------------------------
           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange
 Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement

       On September 21, 2006, Citizens First Corporation (the "Company") amended (the "Amendments") its existing Employment Agreements with each of Steve Marcum, Kim M. Thomas, and Matthew Todd Kanipe. The Amendments provide that the annual salary of each executive will be established by the board of directors of the Company, after recommendation by the compensation committee, at the commencement of each calendar year.

On September 26, 2006, The Company and The Bankers Bank entered into a Business Loan Agreement and related promissory note (collectively, the "Loan Agreement"). The Loan Agreement provides for a line of credit of $3,000,000 to be used for operating capital and general corporate purposes. The loan matures
September 26, 2008 and bears interest at the prime rate as published in the Money Rates section of The Wall Street Journal, Eastern Edition, with interest payable monthly on the outstanding balance. The loan is secured by the common stock of the Company's wholly-owned subsidiary, Citizens First Bank, Inc.


The foregoing descriptions of the Amendments and the Loan Agreement are qualified by reference in their entirety to the copies of the Amendments and the Loan Agreement which are filed herewith as Exhibits 10.1, 10.2, 10.3 and
10.4 and incorporated in this Item 1.01 by reference.

 ITEM 9.01 Financial Statements and Exhibits.
         (d). Exhibits

10.1 First Amendment to Employment Agreement between Citizens First Corporation and Steve Marcum dated as of September 21, 2006.

10.2 First Amendment to Employment Agreement between Citizens First Corporation and Matthew Todd Kanipe dated as of September 21, 2006.

10.3 First Amendment to Employment Agreement between Citizens First Corporation and Kim M. Thomas dated as of September 21, 2006.

10.4 Business Loan Agreement between Citizens First Corporation and The Bankers Bank dated as of September 26, 2006.


         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CITIZENS FIRST CORPORATION
                                                     (Registrant)



                                                By: /s/ Mary Cohron
                                                    ---------------
                                                        Mary Cohron
                                           President and Chief Executive Officer


Date:  September 27,  2006

                                  EXHIBIT INDEX


Exhibit Number    Description of Exhibit

10.1 First Amendment to Employment Agreement between Citizens First Corporation and Steve Marcum dated as of September 21, 2006.

10.2 First Amendment to Employment Agreement between Citizens First Corporation and Matthew Todd Kanipe dated as of September 21, 2006.

10.3 First Amendment to Employment Agreement between Citizens First Corporation and Kim M. Thomas dated as of September 21, 2006.

10.4 Business Loan Agreement between Citizens First Corporation and The Bankers Bank dated as of September 26, 2006.
                                        4